Form N-SAR

Sub-Item 77Q1(a)
Material Amendments to Registrant's Charter
2-34393, 811-1879

Janus Investment Fund's Amended and Restated Bylaws dated March 16, 2004 is filed herein as Exhibit 99.77Q1.